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                                                                    EXHIBIT 23.2



The Board of Directors
Beach One Financial Services, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                  KPMG Peat Marwick LLP


Vero Beach, Florida
January 16, 1995